UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

LUCAS ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Contacts: Carol Coale / Ken Dennard Dennard Lascar Associates LLC (713) 529-6600

FOR IMMEDIATE RELEASE

LUCAS ENERGY ANNOUNCES SPECIAL MEETING OF STOCKHOLDERS

HOUSTON, TEXAS – July 29, 2016-- Lucas Energy, Inc. (NYSE MKT: LEI) (“Lucas”, “us”, “our” or the “Company”), an independent oil and gas company with its operations in central Texas, today announced that a special meeting of stockholders will be held on August 23, 2016 at 9:00 a.m. Central time at River Oaks Executive Center, Highland Village Boardroom, located at 4265 San Felipe, Suite 1100, Houston, Texas 77027. The purpose of the meeting will be to consider and vote upon a proposal to approve the issuance of approximately 13 million shares of common stock in addition to preferred stock and debt transactions in connection with the previously announced strategic acquisition under which Lucas has agreed to acquire assets from various sellers including Segundo Resources, LLC, and other related matters. Stockholders will also be asked to approve an amendment to our Articles of Incorporation to change our name to Camber Energy, Inc. and to ratify the appointment of GBN CPAs, PC as our independent auditors for the fiscal year ending March 31, 2017.

Common stockholders of record as of the close of business on July 18, 2016 will be entitled to vote at the special meeting or by proxy. Proxy materials related to the special meeting of stockholders are expected to be mailed to stockholders on or about August 1, 2016. Lucas has engaged Issuer Direct as its proxy solicitor in connection with the meeting.

About Lucas Energy, Inc.

Based in Houston, Texas, Lucas Energy (NYSE MKT: LEI) is an independent oil and gas company engaged in the development of crude oil and natural gas in the Austin Chalk and Eagle Ford formations in South Texas.

For more information, please visit the updated Lucas Energy web site at www.lucasenergy.com.

Safe Harbor Statement and Disclaimer

This news release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements give our current expectations, opinions, beliefs or forecasts of future events and performance. A statement identified by the use of forward looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Lucas believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These include risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Lucas to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or fourth party consents; and other risks described in Lucas’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC, available at the SEC’s website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company’s SEC filings are available at http://www.sec.gov.

Important Information

In connection with the planned acquisition described above, Lucas has filed a definitive proxy statement on July 29, 2016 with the Securities and Exchange Commission (the “SEC”) that includes important information about the assets and the proposed acquisition, and Lucas also intends to file a resale registration statement with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Lucas has filed or may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the definitive proxy statement and registration statement, when filed, as they will contain important information. The definitive proxy statement will be mailed to stockholders of Lucas. Prospective investors may obtain free copies of the definitive proxy statement and registration statement, when filed, as well as other filings containing information about Lucas, without charge, at the SEC’s website (www.sec.gov). Copies of Lucas’ SEC filings may also be obtained from Lucas without charge at Lucas’ website (www.lucasenergy.com) or by directing a request to Lucas at (713) 528-1881. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE PROPOSED TRANSACTION.

Participants in Solicitation

Lucas and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lucas’ directors and executive officers is available in Lucas’ Annual Report on Form 10-K for the year ended March 31, 2016, filed with the SEC on July 13, 2016 and Lucas’ definitive proxy statement on Schedule 14A, filed with the SEC on February 18, 2016. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement filed on July 29, 2016 with the SEC by Lucas in connection with the proposed transaction and in other relevant documents filed by Lucas with the SEC. These documents can be obtained free of charge from the sources indicated above.